UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 27, 2005

EXAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-14225	94-1741481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48720 Kato Road

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 668-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On October 27, 2005, the Board of Directors of Exar Corporation (“Exar” or the “Company”) took action to postpone until the Board’s annual organizational meeting the automatic grant of stock options to the directors of the Company under the Company’s 1996 Non-Employee Directors’ Stock Option Plan.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Donald L. Ciffone, Jr., the Chairman of Exar’s Board of Directors, informed the Board on October 31, 2005 that he would retire as Chairman of the Board and as a member of the Company’s Board of Directors effective immediately. Exar issued a press release on October 31, 2005 announcing Mr. Ciffone’s retirement, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2005, the Board of Directors of Exar amended certain provisions of the Company’s Bylaws. Section 20 of Article IV of the Bylaws was amended to provide that special meetings of the Board may be called by (i) the Chairman of the Board, (ii) the President or (iii) a majority of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships). Prior to such amendment, special meetings of the Board could have been called by (i) the Chairman of the Board, (ii) the President or (iii) any two directors. In addition, a new provision was added to Section 14 of Article IV, which requires, as a precondition to membership on the Company’s Board of Directors, that each director must agree in writing to be bound by the Company’s formal policies, including without limitation its Code of Ethics and Business Conduct, its Corporate Governance Principles and its Insider Trading Policy. The foregoing description of the Bylaw amendments is only a summary, and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws included as Exhibit 3.3 hereto and incorporated by reference herein.

Item 8.01. Other Events.

Exar issued a press release on October 28, 2005 announcing the completion of the Company’s 2005 Annual Meeting of Stockholders (the “Annual Meeting”). Exar issued a press release on November 1, 2005 announcing that, based on a preliminary tally, stockholders at the Annual Meeting voted to elect to the Board nominees Guy Adams, Richard Leza and Pete Rodriguez and that, based on a preliminary tally for the precatory resolution to declassify the Board, stockholders voted that the Board take the necessary steps to declassify the Board and to require that all directors stand for election annually. Such press releases are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
3.3	Amended and Restated Bylaws of the Company.

99.1	Press Release dated October 31, 2005.

99.2	Press Release dated October 28, 2005.

99.3	Press Release dated November 1, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAR CORPORATION

By:	/S/ RONALD W. GUIRE
Ronald W. Guire
Executive Vice President, Chief Financial Officer,
Assistant Secretary and Director

Date: November 2, 2005

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EXHIBIT INDEX

Exhibit No.	Description
3.3	Amended and Restated Bylaws of the Company.

99.1	Press Release dated October 31, 2005.

99.2	Press Release dated October 28, 2005.

99.3	Press Release dated November 1, 2005.

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